Dongying Haihui Industry& Commerce Co., Ltd

Equity Transfer Agreement

Party A (transferor): Chen Yong ( Shareholder of Dongying Haihui Industry and Commerce Co., Ltd)
Party B (transferee): Shandong Haiwang Chemical Stock Co.,Ltd

According to “company law” and the relevant provisions of articles of incorporation， both parties reached the following agreement regarding equity transfer matters on a voluntary and equal basis upon the approval of all shareholders.

I．
Party A, upon the shareholders’ consent, will transfer his portion of shareholding with a par value of RMB 800,000(representing 40% shareholding rights) in Dongying Haihui Industry& Commerce Co., Ltd to Party B in accordance with Chinese laws.

II．	The way of transfer: Party B should pay RMB 800,000 in cash one-time to Party A.

III．
This agreement will comes into force when both parties sign and seal, the rights and obligations of Party A in Dongying Haihui Industry& Commerce Co., Ltd shall cease to be effective automatically, and creditors’ right and obligation subsequent to the transfer agreement should be assumed by Party B. Party B should conform to article of incorporation and the relevant provisions.

IV．	This agreement is quadruplicate, the transferor and the transferee each shall hold one copy, local State Administration of Industry and Commerce and the company shall hold one copy each for reference.

Party A (signature):_____________________
/s/ Chen Yong

Party B (seal of the company): Shandong Haiwang Chemical Stock Co., Ltd
/s/ Yang Chunbin

November 6th, 2009.

Dongying Haihui Industry& Commerce Co., Ltd

Equity Transfer Agreement

Party A (transferor): Gao Jian ( Shareholder of Dongying Haihui Industry and Commerce Co., Ltd)
Party B (transferee): Shandong Haiwang Chemical Stock Co.,Ltd

According to “company law” and the relevant provisions of articles of incorporation， both parties reached the following agreement regarding equity transfer matters on a voluntary and equal basis upon the approval of all shareholders.

V．
Party A, upon the shareholders’ consent, will transfer his portion of shareholding with a par value of RMB 1,200,000(representing 60% shareholding rights) in Dongying Haihui Industry& Commerce Co., Ltd to Party B in accordance with Chinese laws.

VI．	The way of transfer: Party B should pay RMB 1,200,000 in cash one-time to Party A.

VII．
This agreement will comes into force when both parties sign and seal, the rights and obligations of Party A in Dongying Haihui Industry& Commerce Co., Ltd shall cease to be effective automatically, and creditors’ right and obligation subsequent to the transfer agreement should be assumed by Party B. Party B should conform to article of incorporation and the relevant provisions.

VIII．	This agreement is quadruplicate, the transferor and the transferee each shall hold one copy, local State Administration of Industry and Commerce and the company shall hold one copy each for reference.

Party A (signature):_____________________
/s/ Gao Jian

Party B (seal of the company): Shandong Haiwang Chemical Stock Co., Ltd
/s/ Yang Chunbin

November 6th, 2009.